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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No.2)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 1998

                                  PARAVANT INC.
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             (Exact name of registrant as specified in its charter)

           Florida                     0-28114                 59-2209179
           -------                     -------                 ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)
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               1615A West Nasa Boulevard, Melbourne, Florida 32901
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:     (407) 727-3672
                                                        -----------------------

                         Paravant Computer Systems, Inc.
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          (Former name or former address, if changed since last report)






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      Paravant Inc. (the "Company") hereby amends Items 7(a) of its current report on Form 8-K filed with the Securities and Exchange Commission on October
23, 1998, as amended on December 22, 1998, with respect to the acquisition of the stock of Engineering Development Laboratories, Incorporated ("EDL"), and
substantially all of the business and assets of Signal Technology Laboratories,
Inc. ("STL"), solely to substitute the correct addressee of the independent auditors' report and a typographical error in footnote 7 in the Engineering
Development Laboratories, Incorporated and Signal Technology Laboratories,
Inc. Combined Financial Statements as of and for the year ended September 30,
1998 and the nine-month period ended October 4, 1997.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Businesses Acquired. The following financial statements of EDL and STL are filed as an exhibit hereto and are incorporated herein by reference:

           Engineering Development Laboratories, Incorporated and Signal
           Technology Laboratories, Inc. Combined Financial Statements as of and for the year ended September 30, 1998 and the nine-month period ended
           October 4, 1997.

      (c)  Exhibits.

  Exhibit
    No.             Description
  ------            -----------
    2.1*            Acquisition Agreement dated as of March 31, 1998 (as
                    amended August 6, 1998) by and among Paravant Computer
                    Systems, Inc., Engineering Development Laboratories,
                    Incorporated, Signal Technology Laboratories, Inc., James
                    E. Clifford, Edward W. Stefanko, C. David Lambertson,
                    C. Hyland Schooley, Peter Oberbeck and Leo S. Torresani.

   99.1             Engineering Development Laboratories, Incorporated and
                    Signal Technology Laboratories, Inc. Combined Financial
                    Statements as of and for the year ended September 30, 1998 and the nine-month period ended October 4, 1997.

   99.2**           Paravant Inc. Pro Forma Consolidated Balance Sheet and
                    Income Statement as of and for the year ended September 30, 1998.

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*  This exhibit has been previously filed with the Company's Form 8-K filed on
October 23, 1998, and is incorporated herein by reference.

** This exhibit has been previously filed with the Company's Form 8-K/A filed on December 22, 1998, and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 1998                    PARAVANT INC.
                                            (Registrant)

                                            By: /s/ Kevin J. Bartczak
                                               ------------------------------
                                               Kevin J. Bartczak
                                               Vice President

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                                  EXHIBIT INDEX

                                  PARAVANT INC.

  Exhibit
    No.             Description
  ------            -----------
    2.1*            Acquisition Agreement dated as of March 31, 1998 (as
                    amended August 6, 1998) by and among Paravant Computer
                    Systems, Inc., Engineering Development Laboratories,
                    Incorporated, Signal Technology Laboratories, Inc., James
                    E. Clifford, Edward W. Stefanko, C. David Lambertson,
                    C. Hyland Schooley, Peter Oberbeck and Leo S. Torresani.

   99.1             Engineering Development Laboratories, Incorporated and
                    Signal Technology Laboratories, Inc. Combined Financial
                    Statements as of and for the year ended September 30, 1998 and the nine-month period ended October 4, 1997.

   99.2**           Paravant Inc. Pro Forma Consolidated Balance Sheet and
                    Income Statement as of and for the year ended September 30, 1998.

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*  This exhibit has been previously filed with the Company's Form 8-K filed on
October 23, 1998, and is incorporated herein by reference.

** This exhibit has been previously filed with the Company's Form 8-K/A filed on December 22, 1998, and is incorporated herein by reference.


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